SUPPLEMENT DATED MARCH 12, 2008

TO THE AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

PROSPECTUS DATED MAY 1, 2007

Page 4 of the Prospectus, “ Fee Table – Period Charges Other Than Mutual Fund Company Operating Expense” – Insert the following language in the Fee Table, after, “Accelerated Death Benefit Rider:”

Long Term Care Accelerated Death Benefit Rider (4)	Monthly beginning on Contract date	2.00% of Account Value for single life contracts 2.50% of Account Value for contracts with the Last Survivor Rider

Page 30 of the Prospectus, “ Last Survivor Rider (LS) Issue Ages: 20-85,” insert the following language as the second paragraph: If the Long Term Care Accelerated Death Benefit Rider is purchased with a Last Survivor rider, the maximum age difference of the two (2) insureds is ten (10) years.”

Page 30 of the Prospectus, “ Accelerated Death Benefit Rider (ABR),” insert the following language at the end of the final paragraph: “The Accelerated Death Benefit Rider cannot be exercised if Long Term Care Accelerated Death Benefits are paid.”

Page 30 of the Prospectus, insert the following language before “Tax Considerations”:

Long-Term Care Accelerated Death Benefit Rider

Applicants residing in states that have approved the Long-Term Care Accelerated Death Benefit Rider (the “ADBR”) may elect to add it to their Policy at issue, subject to AUL receiving satisfactory additional evidence of insurability. This rider may be attached along with a Last Survivor Rider. The ADBR is not yet available in all states and the form and/or terms under which it is available may vary from state to state. The ADBR permits the Owner to receive, at his or her request and upon approval by AUL in accordance with the terms of the ADBR, an accelerated payment of part of the Policy’s Death Benefit (an “Accelerated Death Benefit”) and an additional extended long-term care benefit when one (1) of the following three (3) events occurs:

     1.      Confinement to a Long-Term Facility. an Insured is determined to be Chronically Ill (as defined below) and has been confined to a Long-Term Care Facility for at least ninety (90) days during a period of two hundred-seventy (270) consecutive days.

     2.      Home Health Care. An Insured is determined to be Chronically Ill (as defined below) and has been receiving home health care (as defined in the rider) for at least 90 days during a period of two hundred-seventy (270) consecutive days.

     3.      Adult Day Care. An Insured is determined to be Chronically Ill (as defined below) and has been receiving adult day care (as defined in the rider) for at least ninety (90) days during a period of two hundred-seventy (270) consecutive days.

Chronically Ill means that an Insured has been certified (within the preceding twelve (12) month period by a licensed health care practitioner) as (1) being expected to be unable to perform (without substantial assistance from another individual) at least two (2) activities of daily living, including bathing, continence, dressing, eating, toileting, and transferring, during a period of at least ninety (90) days; or (2) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR). A charge for this rider will be deducted from the Account Value as part of the monthly deductions.

Tax Consequences of the ADBR. Subject to certain limitations, the benefits payable under the ADBR will generally be excludible from income for Federal income tax purposes. See “Tax Considerations.”

Amount of the Accelerated Death Benefit. The ADBR provides for monthly payments subject to a long-term care benefit balance not to exceed the current Policy Death Benefit less any outstanding Policy loans and loan interest, and additional long-term care benefit payments equal to twelve monthly payments. Subject to a maximum monthly benefit of $10,000, the monthly benefits under the ADBR will be the actual cost of long-term care expenses up to a maximum of 1/36th of the Death Benefit for care in a long-term care facility or home health care; or the actual expenses up to a maximum of 1/72nd of the Death Benefit for adult day care.

Conditions For Receipt of Long-Term Care Accelerated Death Benefit Rider. In order to receive benefits from this rider, the Policy and rider must be in force and an Owner must submit Proper Notice of the claim to us at our Home Office. Proper Notice means notice that is received at our Home Office in a form acceptable to us.
We may request additional medical information from the Insured’s physician and/or may require an independent physical examination (at our expense) before approving the claim for payment of benefits. We will not approve any benefits under the rider for a claim which is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

Effect on Existing Policy. The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured’s death will be reduced by the amount of the payments. If the Owner makes a request for a long-term care accelerated death benefit payment, the Policy’s Account Value will be reduced proportionally. Therefore, depending upon the number and amount of payments, this may result in the Account Value being reduced to zero.

Your determination as to how to purchase a desired level of insurance coverage should be based on specific insurance needs. Consult your sales representative for further information.

Additional rules and limits apply to these rider benefits. Not all such benefits may be available at any time, and rider benefits in addition to those listed above may be made available. Please ask your AUL representative for further information, or contact the Home Office.

Page 32 of the Prospectus add the following language after the “Investment in the Policy” section:

Tax Treatment Of Long-Term Care Accelerated Death Benefit Rider. It is intended that the Long-Term Care Accelerated Death Benefit Rider benefits provided by this Policy qualify as tax-free benefits under section 7702B(b) and/or section 101(g) of the Internal Revenue Code. Benefit amounts from this Policy plus any per diem long-term care insurance benefits will be includible in income if they exceed the limits set in section 7702B(d).

Charges for this rider may be treated as a taxable distribution from the Policy (and might also be subject to the 10% penalty tax if the Policy is a Modified Endowment Contract as discussed previously). The Long-Term Care Accelerated Death Benefit Rider may be issued in certain States as a “non-qualified” rider; i.e., it would not constitute qualified long-term care insurance under section 7702B(b) of the Code. Tax treatment of non-qualified benefits is uncertain at this time.

The tax comments in this section reflect our understanding of the current federal tax laws as they relate to the Long-Term Care Accelerated Death Benefit Rider. Since these laws are subject to interpretation and change, we recommend you seek individual advice from your tax advisor.

This supplement should be retained with the Prospectus for future reference.